Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

In the following list of subsidiaries of Arthur J. Gallagher & Co., those companies that are indented represent subsidiaries of the corporation under which they are indented. Except for directors’ qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent.

Name	State or Other Incorporation
Arthur J. Gallagher & Co.	Delaware
AJG Meadows, LLC	Delaware
Gallagher International Cash Management s.r.l.	Barbados
Gallagher Risk Group LLC	Delaware
Gallagher (Bermuda) Insurance Solutions Ltd.	Bermuda
Arthur J. Gallagher (U.S.) LLC	Delaware
Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Delaware
Arthur J. Gallagher Risk Management Services, Inc.	Illinois
AJG Coal, LLC	Delaware
HPF Investments, LLC	Delaware
Gallagher Clean Energy, LLC	Delaware
Gallagher Holdings Bermuda Company Limited	Bermuda
MG Advanced Coal Technologies-1, LLC	Delaware
Advanced Energy Systems, LLC (1)	Delaware
AJG RCF LLC	Delaware
Allied Claims Administration, Inc. (2)	Georgia
Housing Authorities Risk Purchasing Group, LLC	Louisiana
AJGRMS of Louisiana, LLC	Louisiana
Gallagher Mississippi Brokerage, LLC	Mississippi
Healthcare Professionals Purchasing Group, LLC	Delaware
Professional Agents Risk Purchasing Group, LLC	Delaware
Reassurance Holdings, Inc.	Delaware
Velo Holdings Inc.	Delaware
V2V Holdings LLC	Delaware
Carefree Marketing, Inc.	Illinois
Coverdell & Company, Inc.	Illinois
Discount Development Services, L.L.C.	Illinois
Uni-Care, Inc.	Illinois
Memberworks Canada LLC	Delaware
Coverdell Canada Corporation	Canada
Velo ACU LLC	Delaware
FYI Direct, LLC	Delaware
Vertrue LLC	Delaware
Adaptive Marketing LLC	Delaware
FYI Direct Canada Corporation	Canada
Arthur J. Gallagher Risk Management Services (Hawaii), Inc.	Hawaii
Arthur J. Gallagher Risk Management Services of Utah, Inc.	Utah
Arthur J. Gallagher & Co. Insurance Brokers of California, Inc.	California
Charity First Insurance Services, Inc.	California
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	California
Arthur J. Gallagher School Risk Purchasing Group, LLC	California
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group, LLC	California
Nonprofit Insurance Risk Purchasing Group, LLC	California
Artex Risk Solutions, Inc.	Delaware
Copper Mountain Assurance, Inc.	Utah
CMA Solutions, LLC	Utah
Artex Insurance (Tennessee) PCCIC, Inc.	Tennessee
Bluewater Incorporated Cell Insurance Company	Tennessee
Gallagher Benefit Services, Inc.	Delaware
GBS Retirement Services, Inc.	New York
GBS Insurance and Financial Services, Inc.	Delaware
GBS Administrators, Inc.	Washington
Gallagher Fiduciary Advisors, LLC	Delaware
Gallagher Voluntary Benefits, LLC	Delaware
Gallagher Investment Advisors, LLC	Delaware

Name	State or Other Incorporation
Gallagher Bassett Services, Inc.	Delaware
Gallagher Bassett Aires, Inc.	Illinois
MedInsights, Inc.	Delaware
Gallagher Bassett International Ltd.	England
Gallagher Bassett Insurance Services, Ltd.	England
Countrywide Accident Assistance Limited	England
Fleet Assistance Limited	England
Strata Solicitors Ltd.	England
HMG-PCMS Limited	England
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Services Pty Ltd.	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd.	Australia
Gallagher Bassett NZ Pty Ltd.	New Zealand
Nordic Försäkring & Riskhantering AB	Sweden
London Market AS (3)	Czech Republic
Fortress Insurance, LLC	Delaware
RIL Administrators (Guernsey) Ltd.	Guernsey
Sentinel Indemnity, LLC	Delaware
Artex Risk Solutions, Inc.	Anguilla
Trip Mate, Inc.	Kansas
JPGAC, LLC	Delaware
Bollinger, Inc.	New Jersey
Bollinger Insurance Services, Inc.	Delaware
Risk Placement Services, Inc.	Illinois
Continental Premium Finance Corporation	Georgia
Commonwealth Premium Finance Corporation	Kentucky
First Premium, Inc.	Louisiana
Premium Finance Corporation	Wisconsin
American Freedom Carriers, Inc.	Indiana
College and University Scholastic Excess Risk Purchasing Group, LLC	California
Pronto Holdco, Inc.	Delaware
Vela Holdings I GP, LLC	Texas
Insurance Internet Systems, LP	Texas
Vela Holdings II GP, LLC	Texas
Pronto Insurance Agencies, LP	Texas
CKR Insurance	Texas
Pronto Franchise, LLC	Texas
Pronto General Agency Management, LLC	Texas
Pronto General Agency , Ltd.	Texas
Pronto Insurance Agency of Laredo, Inc.	Texas
Pronto Holding Florida, LLC	Delaware
Pronto Florida General Agency, LLC	Delaware
Pronto Florida Claims, LLC	Delaware
Pronto Holding California LLC	Delaware
Premier Insurance Services Inc.	California
Big Savings Insurance Agency, Inc.	California
Pronto California Claims, LLC	Delaware
Pronto California General Agency, LLC	Delaware
Pronto California Agency, LLC	Delaware
AJG Financial Services, LLC	Delaware
Arthur J. Gallagher Service Company, LLC	Delaware
Gallagher Corporate Services, LLC	Delaware
Arthur J. Gallagher & Co. (Illinois)	Illinois
Gallagher Mauritius Holdings	Mauritius
Gallagher Service Center LLP	India
Arthur J. Gallagher & Co. (Canada) Ltd.	Delaware
Gallagher Canada Acquisition Corporation	Canada
AJG North America ULC	Canada
Gallagher Energy Risk Services Inc.	Canada
Arthur J. Gallagher Group Quebec ULC	Canada
Gallagher Benefit Services (Canada) Group Inc.	Canada
Leystone Insurance & Financial Inc.	Canada
Belton Boissell Ltd.	Canada
HFG Benefits Consulting Group Inc.	Canada
HFG Benefits Corp.	Canada
Accompass Limited	Canada

Name	State or Other Incorporation
Worb Holdings Ltd.	Canada
Dowdell Holdings Limited	Canada
Accompass Inc.	Canada
Accompass Corp	Canada
Arthur J. Gallagher Canada Limited (4)	Canada
Cintran Claims Canada Limited	Canada
Pen Underwriting Canada Limited	Canada
GPL Assurance Inc.	Canada
Palmer Atlantic Insurance Ltd.	Canada
Palmer Atlantic Risk Services Ltd.	Canada
Gallagher Benefit Services (Holdings) Limited	England
Gallagher Benefit Services Management Company Limited	England
Gallagher Risk & Reward Limited	England
Gallagher Communications Limited	England
Orb Financial Services Limited	England
Argentis Financial Group Limited	England
Kingston Smith Financial Advisors (5)	England
Argentis Financial Management Limited	England
Argentis Wealth Management Ltd.	England
Argentis Mortgages Ltd.	England
Argentis Financial Services Ltd.	England
Agrentis Investment Management Ltd.	England
Gatehouse Consulting Limited	England
Total Rewards Group (Holdings) Limited	England
Total Reward Careers Limited	England
Total Reward Academy Limited	England
Reward Management Limited	England
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher Management (Bermuda) Limited	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Artex Insurance (Cayman) SPC Limited	Cayman Islands
SEG Insurance Ltd. (6)	Bermuda
Artex Intermediaries, Ltd.	Bermuda
Artex Risk Solutions (Bermuda) Ltd.	Bermuda
Artex (SAC) Limited	Bermuda
Protected Insurance Company	Bermuda
Arthur J. Gallagher Latin America, LLC	Illinois
Arthur J. Gallagher (Bermuda) Holding Partnership (7)	Bermuda
CGM Gallagher Group Ltd. (8)	St. Lucia
Mecacem Insurance SPC Ltd.	Cayman Islands
CGM Gallagher Insurance Brokers (Barbados) Limited	Barbados
CGM Gallagher Insurance Brokers Jamaica Limited	Jamaica
CGM Gallagher Insurance Brokers (St. Lucia) Limited	St. Lucia
CGM Gallagher Insurance Brokers (St. Vincent) Limited	St. Vincent
CGM Gallagher Insurance Brokers (St. Kitts & Nevis) Limited	St. Kitts & Nevis
Muf Investments S.a.r.l. (9)	Luxembourg
Arthur J. Gallagher Chile Corredores de Reaseguros, S.A. (10)	Chile
AJG Holding (Chile) SpA. (11)	Chile
Arthur J. Gallagher Corredores de Seguros S.A. (12)	Chile
Brim AB	Sweden
Arthur J Gallagher (Norway) Holdings AS	Norway
Bergvall Marine A.S.	Norway
Gallagher Colombia (UK) Limited (13)	England
Gallagher RE Colombia Ltda Corredores de Reaseguros SA	Colombia
Gallagher Consulting Ltda	Colombia
Arthur J. Gallagher Corredores de Seguros S.A. (14)	Colombia
Arthur J. Gallagher Peru Corredores de Reaseguros, S.A. (15)	Peru
Arthur J. Gallagher Peru Corredores de Seguros S.A. (16)	Peru
Arthur J. Gallagher Asesoria S.A.C.	Peru
Artex Risk Solutions (International) Ltd.	Guernsey
Artex Risk Solutions(Holdings) Limited	Guernsey
Artex Holdings (Gibraltar) Limited	Gibraltar
Artex Corporate Services Limited	Gibraltar
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey

Name	State or Other Incorporation
Artex Insurance ICC Limited	Guernsey
Artex Insurance (Guernsey) PCC Limited	Guernsey
Harlequin Insurance PCC Limited	Guernsey
Mannequin Insurance PCC Limited	Guernsey
Artex Holdings (Malta) Limited	Malta
Artex Insurance Brokers (Malta) PCC Limited	Malta
Osprey Insurance Brokers Limited	Malta
Artex Risk Solutions (Malta) Limited	Malta
Artex Corporate Services (Malta) Limited	Malta
Artex Risk Solutions (UK) Limited	England
Artex Risk Solutions (Singapore) Pte Ltd.	Singapore
Heritage Insurance Brokers (CI) Limited	Guernsey
Hexagon Insurance PCC Limited	Guernsey
Septagon Insurance PCC Limited	Guernsey
Axe Insurance PCC Limited	Guernsey
Hexagon ICC Limited	Guernsey
Pastel Holdings Pty Limited	Australia
GBS (Australia) Holdings Pty Ltd.	Australia
Gallagher Benefit Services Pty Ltd.	Australia
Complete Financial Balance Pty Ltd.	Australia
Finergy Solutions Pty Ltd.	Australia
Avantek Pty Ltd.	Australia
Personal Advice Services Pty Ltd.	Australia
Super Advice Corporate Services Pty Ltd.	Australia
Arthur J. Gallagher (Life Solutions) Ltd.	Australia
Pastel Purchaser Pty Limited	Australia
Elantis Premium Funding Limited	Australia
OAMPS Ltd.	Australia
Gallagher Risk Placements Pty Ltd.	Australia
Arthur J. Gallagher & Co. (AUS) Ltd.	Australia
Strathern Integration Holdco Pty Ltd.	Australia
Kingspark Enterprises Pty Ltd.	Australia
Instrat Integration Holdco Pty Ltd.	Australia
Instrat Financial Services Pty Ltd.	Australia
Go Get Insurance Pty Ltd.	Australia
Instrat Insurance Brokers Pty Ltd.	Australia
Insurance Markets and Rewards (IMAR) Pty Ltd.	Australia
Blue Integration Holdco Pty Ltd.	Australia
Strathern Insurance Group Pty Ltd.	Australia
Insure Pty Ltd.	Australia
Strathern Unit Trust	Australia
Strathearn Insurance Brokers (Qld) Trading Trust	Australia
Secure Enterprises Pty Ltd.	Australia
Parkstar Enterprises Pty Ltd.	Australia
OAMPS Gault Armstrong Pty Ltd.	Australia
Gault Armstrong Kemble Pty Ltd.	Australia
Gault Armstrong SARL	New Caledonia
Milne Alexander Pty Ltd.	Australia
MA Underwriting Pty Ltd.	Australia
I-Protect Underwriting Pty Ltd.	Australia
Arthur J. Gallagher Australasia Holdings Pty Ltd.	Australia
Pen Underwriting Group Pty. Ltd.	Australia
Arthur J. Gallagher Reinsurance Australasia Pty Ltd.	Australia
Arthur J. Gallagher (Aus) Pty Ltd.	Australia
InsSync Group Pty Ltd.	Australia
Pen Underwriting Pty Ltd.	Australia
Pastel Holding (NZ) Company	New Zealand
Pastel Purchaser (NZ) Limited	New Zealand
Mike Henry Insurance Brokers Limited	New Zealand
Mike Henry Insurance Funding Limited	New Zealand
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Elantis Premium Funding (NZ) Limited	New Zealand
Crombie Lockwood (NZ) Limited	New Zealand
Fraser MacAndrew Ryan Limited	New Zealand
Monument Premium Funding Limited	New Zealand

Name	State or Other Incorporation
Monument Insurance (NZ) Limited	New Zealand
Offshore Market Placements Limited	New Zealand
PhilPacific Insurance Brokers and Managers, Inc. (17)	Philippines
Arthur J. Gallagher (Singapore) Pte Ltd.	Singapore
IBS Reinsurance Singapore Pte Ltd.	Singapore
PT IBS Insurance Broking Service (18)	Indonesia
Hesse & Patrner, AG (19)	Switzerland
Hesse Consulting Gmbh (19)	Switzerland
Arthur J. Gallagher Holdings (UK) Limited	England
Gallagher Holdings (UK) Limited	England
Arthur J. Gallagher Services (UK) Ltd.	England
Arthur J. Gallagher (UK) Limited	England
Risk Management Partners Limited	England
Alesco Risk Management Services Limited	England
Pen Underwriting Limited	England
Contego Underwriting Limited	England
Zenor Limited	England
Risk Services (NW) Limited	England
Portmore Insurance Brokers Limited	England
Portmore Insurance Brokers (Wilshire) Limited	England
Pavey Group Holdings (UK) Limited	England
Pavey Group Holdings Limited	England
Pavey Group Limited	England
Purple Bridge Group Limited (20)	England
Just Landlords Insurance Services Ltd.	England
Vasek Insurance Services Limited	England
Unoccupied Direct Limited	England
Purple Bridge Investments Limited	England
Purple Bridge Publishing Limited	England
Purple Bridge Finance Limited	England
Purple Bridge Claims Management Limited	England
Purple Bridge Online Services Limited	England
Insure My Villa Limited	England
Capsicum Reinsurance Brokers LLP (21)	England
Capsicum Reinsurance Brokers No. 1 LLP (22)	England
Capsicum Reinsurance Brokers No. 2 LLP (22)	England
YOA Capsicum Reinsurance Broker Limited (23)	Guernsey
Capsicum Reinsurance Brokers No. 3 LLP (22)	England
Capsicum Reinsurance Brokers Bermuda Limited	Bermuda
Capsicum Reinsurance Brokers No. 4 LLP (22)	England
Capsicum Reinsurance Brokers No. 5 LLP (22)	England
Capsicum Reinsurance Brokers No. 6 LLP (22)	England
Capsicum Reinsurance Brokers No. 7 LLP (22)	England
Capsicum Re Latin America Corretora De Resseguros Ltda	Brazil
Capsicum Reinsurance Brokers Miami, Inc.	Delaware
Capsicum CRLA LLP	Brazil
Capsicum Re Brasil Participacoes Ltda	Brazil
Capsicum Reinsurance Brokers No. 8 LLP (22)	England
Capsicum Reinsurance Brokers No. 9 LLP (22)	England
Capsicum Reinsurance Brokers No. 10 LLP (22)	England
Capsicum Reinsurance Brokers No. 11 LLP (22)	England
Alize Limited	England
HLG Holdings Limited	England
Friary Intermediate Limited	England
Acumus Interco Limited	England
Acumus Holdings Limited	England
Arthur J. Gallagher Housing Limited (24)	England
Heath Lambert Limited	England
Gallagher Benefits Consulting Limited	England
Heath Lambert Overseas Limited	England
Lambert Fenchurch Overseas Limited	England
Fenchurch Faris Limited (25)	Jordan
Fenchurch Faris Limited (26)	Saudi Arabia
Heath Insurance Broking Limited	England

Name	State or Other Incorporation
Gallagher Holdings Three (UK) Limited	England
Insurance Dialogue Limited	England
Blenheim Park Ltd.	England
Blenheim Park Services Limited	England
Property and Commercial Limited	England
Belmont Insurance Holdings Limited	England
Belmont International Limited	England
Rio 587 Limited	England
Rio 588 Limited	England
Quillco 226 Limited	Scotland
Quillco 227 Limited	Scotland
Ink Underwriting Agencies Limited	England
Giles Holdings Limited	Scotland
RA Rossborough (Insurance Brokers) Ltd.	Jersey
Rossborough Insurance Services, Ltd. (Jersey)	Jersey
Rossborough Insurance (IOM) Ltd.	Isle of Man
Rossborough Healthcare International Ltd.	Guernsey
RA Rossborough (Guernsey) Ltd.	Guernsey
Arthur J. Gallagher Insurance Brokers Limited (27)	Scotland
Igloo Insurance PCC Limited	Guernsey
Gallagher Holdings Four (UK) Limited	England
OAMPS (UK) Limited	England
OAMPS Special Risks Ltd.	England
Evolution Underwriting Group Limited	England
Evolution Underwriting Limited	England
Evolution Risk Services Limited	England
Evolution Technology Services Limited	England
Oval Limited	England
Oval Healthcare Limited	England
Oval Management Services Limited	England
Oval Insurance Broking Limited	England
Ward Mitchell Holdings Limited	England

Notes

(1)	15% of the Membership Interests of this subsidiary is owned by an unrelated party.
(2)	50% owned by an unrelated party.
(3)	60% held by unrelated parties.
(4)	6.4% owned by local management.
(5)	50% owned by Argentis Financial Group Ltd.
(6)	76% of the Common Stock of this subsidiary is owned by two third parties.
(7)	Arthur J. Gallagher & Co (Canada) Ltd. is an equal partner in the Bermuda Partnership.
(8)	The Bermuda Partnership owns 80% of CGM Gallagher Group Ltd.
(9)	Holds 21.19% ownership interest in Casanueva Perez S.A.P. de C.V. (Grupo CP).
(10)	23.17% owned by management.
(11)	18.42% owned by management.
(12)	8.06% owned by management.
(13)	40.96% owned by management.
(14)	5.03% owned by management.
(15)	11% owned by management.
(16)	25% owned by management.
(17)	33.34% owned by Arthur J. Gallagher (Bermuda) Holdings Partnership; remainder owned by management.
(18)	60% owned by outside party
(19)	35% owned by management
(20)	30% owned by management
(21)	67% owned by management.
(22)	40% owned by management.
(23)	50% owned by management.
(24)	22.5% owned by Friary Intermediate Ltd.
(25)	90% owned by unrelated party.
(26)	14% economic interest held by Heath Lambert Overseas Limited, 40% by direct parent and 46% by unrelated party.
(27)	51% owned by Rio 588 Ltd. and 49% owned by Giles Holding.